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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated October 9, 1997 in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-33219) and related Prospectus of Ophidian Pharmaceuticals, Inc. for the registration of 2,500,000 Units.


                                          ERNST & YOUNG LLP

                                          ERNST & YOUNG LLP

Milwaukee, Wisconsin
February 4, 1998